JEFFERIES 2017 GLOBAL HEALTHCARE CONFERENCE Dan Browne PRESIDENT AND CEO JUNE 2017 Exhibit 99.1

Forward-Looking Statements / Safe Harbor This presentation contains forward-looking statements, including statements related to: our financial outlook and other financial performance; the process and timing of anticipated future clinical development of our product candidates; our business strategy, goals, plans and prospects; timing and outcome of our clinical trials; our ability to obtain regulatory approval; the potential therapeutic and economic benefits and value of our product candidates and our technologies; demand for our product candidates and drivers of demand; market size, adoption rate and potential revenue; growth opportunities and product pipeline; our ability to leverage our investment in our development and manufacturing platform; and our intellectual property strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: the outcome, cost and timing of our product development activities and clinical trials; the uncertain clinical development process, including the risk that clinical trials may not have an effective design; our ability to obtain and maintain regulatory approval of our product candidates; our ability to obtain funding for our operations; our plans to research, develop and commercialize our product candidates; our ability to achieve market acceptance of our product candidates; unanticipated costs or delays in research, development and commercialization efforts; the applicability of clinical study results to actual outcomes; the size and growth potential of the markets for our product candidates; our ability to successfully commercialize our product candidates and the timing of commercialization activities; the rate and degree of market acceptance of our product candidates; our ability to develop sales and marketing capabilities; the accuracy of our estimates regarding expenses, future revenues, capital requirements and needs for financing; and our ability to continue obtaining and maintaining intellectual property protection for our product candidates. These and other risks are described in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 9, 2017. The “Risk Factors” section of 10-Q speaks only as of the date thereof. These forward-looking statements speak only as of the date hereof or the date specified. Revance disclaims any obligation to update these forward-looking statements. “Revance Therapeutics”, TransMTS, “Remarkable Science Changes Everything”, and the Revance logo are registered trademarks of Revance Therapeutics, Inc. All other trademarks or registered trademarks are the property of their respective owners.

PRE-COMMERCIAL BIOTECHNOLOGY COMPANY LONG-DURATION, NEXT GENERATION NEUROMODULATOR REMARKABLE SCIENCE MEDICAL AESTHETICS THERAPEUTICS ADDRESSING $3B+ MARKETS Nerves Muscle

The Vast Potential of Neuromodulators …

MEDICAL AESTHETICS



- Out-of-pocket pay
- Several currently approved indications

… frown lines … crows feet … wrinkles … marionette lines … nasolabial folds … acne … rosacea … neck lines

TIME

"…the drug that's treating everything."

Neuromodulators

$3B+ TODAY*

$6B+ by 2022*

THERAPEUTICS



- Insurance and out-of-pocket pay

… migraine … foot pain … TMJ/teeth grinding … sweaty palms … neck spasms … heart trouble … depression … urinary urge/incontinence

… and 700+ Other Conditions

* Source: Global Industry Analysts, Inc. Botulinum Toxin – A Strategic Business Report, Sept. 2016

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The Challenge of Today’s Neuromodulators / Toxins Does it work as intended? Could it work BETTER? Higher response rates How long does it last before effect fades? Could it last LONGER? ≥6 months vs. 3 months Are there potential adverse side effects? Could it be SAFER? Even at higher doses EFFICACY SAFETY DURATION

Our Differentiated Neuromodulator

One + **Unique**

THERAPEUTIC AGENT | EXCIPIENT

DaxibotulinumtoxinA



Highly purified, botulinum toxin type A molecule

Patented Peptide Technology



Positively charged peptide that binds with negatively charged area of molecule. NO animal-derived components or human albumin

Two

'DAXI' MODALITIES

Current Focus

DaxibotulinumtoxinA for Injection (RT002)

- In late-stage development
- Designed to be long lasting, injectable neuromodulator

DaxibotulinumtoxinA Topical Gel (RT001)

- In preclinical development
- Designed to offer topical delivery of botulinum toxin

Potential for Better, Longer, Safer Treatment

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First New Neuromodulator Product in nearly 30 years, demonstrating PROMISING SAFETY, hIGH Response Rates & LONG Duration Preparing to Commercialize in ~$1B* Glabellar Line Market Addressing >$3B Markets in aesthetic & therapeutic applications Multiple near-term catalysts in 2017 Existing funding expected to last through 2018 - $189 million at 03/31/17 * Company estimate for FY 2015 based on Specialty Pharmaceuticals Monthly Handbook, UBS Global Research, January 2016 Company Highlights

Our Two-Pronged Path, Aesthetics and Therapeutics BUILD Infrastructure and DRIVE Commercial Excellence Lead Program: Experience in 1,200 patients by end of 2017; file for US marketing approval in 2019 AESTHETICS LEVERAGE Infrastructure and BUILD Therapeutic Portfolio THERAPEUTICS

Progressing in Three Important Indications INDICATION GLABELLAR LINES CERVICAL DYSTONIA PLANTAR FASCIITIS Demonstrating use in ... SMALL Muscles LARGE Muscles SMOOTH Muscles Stage Phase 3 Phase 2 Phase 2 Potential Differentiation LONG TIME between treatments – Safe and effective SAFE at the high doses required in large muscles FIRST approved neuromodulator in indication. Targeting pain and inflammation LONG DURATION AND HIGH RESPOSE RATES 1 Most Advanced 2 On-Deck 3 Next Up AESTHETICS THERAPEUTICS

Significant Market Potential in Our Initial Indications

> $2B Market Opportunity

AESTHETICS

~$1B global sales; single **LARGEST** neurotoxin segment in Aesthetics

1 GLABELLAR LINES

Part of $1B muscle movement disorders segment, **LARGEST** in Therapeutics

2 CERVICAL DYSTONIA

3 PLANTAR FASCIITIS

NEW pain and inflammation indication in Therapeutic market

THERAPEUTICS

The Strategy: Capture and Build on the Opportunity


Take Share
Grow the Market

Target largest segments

Expand indications

... with enhanced neuromodulator

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1. Glabellar Lines: Largest Aesthetic Treatment Area Significant Unmet Need for Longer Duration of Effect and Higher Response Rates Versus Currently Available Treatments Current treatments have 3-4 month duration of effect Plan to explore application to other areas of the face UNMET NEED Phase 2 (BELMONT) Achieved Trifecta: Efficacy, Safety and Duration (BELMONT) n=268; Reported 2015 Achieved 6 month duration of effect Appeared safe with high response rates STATUS Phase 3 Underway Pivotal trials fully enrolled n=300 (x 2 pivotals) + 1,500 (LT safety) Results in Q4 2017 ~$1B Global Frown Lines Market THE CONDITION

BELMONT Phase 2 Study: Positive Efficacy and Safety Source: IMCA’s 2017 BELMONT Bertucci Short Draft *Vistabel® / Botox® Cosmetics EFFICACY SAFETY Excellent Overall Profile (Mean duration 47 days) Headache Erythema Ptosis (Eyelid Droop) MOST COMMON AEs % with ≥ 1 Point Improvement (IGA-FWS) DESIGN Location: Multiple centers; Canada Patients: n=268 all with moderate/ severe Glabellar lines Dosing: Placebo; RT002 (20, 40, 60 units); Botox* (20 units) RT002 60U (n=41) RT002 40U (n=39 RT002 20U (n=34) Onabot 20U (n=42) Placebo (n=35) 90% 54% 32% 19% 18% 79%* 59%* 36% 83%* 68% 44% *p=<0.05 vs Onabot 20U *

SCORES Investigation IGA-FWS 2 0 0 Patient PFWS 2 0 0 BELMONT: 6-Month Duration of Effect Achieved – Patient Example PRE-TREATMENT (Baseline) WEEK 4 6 MONTHS DaxibotulinumtoxinA 40 Units Moderate Wrinkles No Wrinkles No Wrinkles

BELMONT P2 Study: Superior Duration of Response Over BOTOX® in Every Dose Duration of Response for at Least a 1-point Improvement from Baseline for IGA-FWS Assessment at Maximum Frown (Per-Protocol Population) % of Subjects PLACEBO Weeks RT002 40U RT002 60U RT002 20U BOTOX 20U Median Duration (Weeks) 23.6 20.9 20.0 18.8 p=0.030

Preparing for U.S. Launch – RT002 Injectable Glabellar Lines Pivotal Trials Fully Enrolled Randomized, double-blind, placebo-controlled trial at 60+ sites in U.S. and Canada, measuring safety, efficacy, and duration of effect for a single treatment of RT002 600 patients with moderate to severe glabellar lines (SAKURA 1 & 2) Up to 1,500 patients enrolled in long-term safety study (SAKURA 3) Endpoints: Composite primary endpoint % of subjects achieving score of 0/1 (none/mild) and a two-point improvement from baseline in glabellar lines severity on IGS-FWS and PFWS at maximum contraction at week 4 Secondary endpoint Duration of reduction in severity 2018 SAKURA 2 Topline Data Q4 2017 SAKURA 1 Topline Data Q4 2017 BLA Filing 2019 SAKURA 3 Safety Data U.S. Approval & Launch 2019/20 Ex-U.S. Approval & Launch 2020+ PHASE 3 Evaluating Potential Ex-U.S. Partners MILESTONES

BELMONT Data Analyzed Using Phase 3 Endpoints Composite of Subjects with None or Mild and ≥2 Point Change from Baseline on IGA-FWS and PFWS (Week 4) Per-Protocol Analysis Intent-to-Treat Analysis P <.001 BELMONT Data SAKURA Primary Endpoint 4 point scale; Per-protocol population BELMONT Data Percentage of Subjects with Severity of None or Mild Investigator Assessment (IGA-FWS) Week Daxibot 40U Placebo 2 97.3%** 2.9% 4 97.4%** 0.0% 8 97.4%** 0.0% 12 84.6%** 0.0% 16 66.7%** 0.0% 20 46.2%** 0.0% 24 30.8%** 0.0% Patient Assessment (PFWS) Week Daxibot 40U Placebo 2 91.9%** 0.0% 4 94.9%** 0.0% 8 86.8%** 0.0% 12 84.6%** 0.0% 16 61.5%** 0.0% 20 35.9%** 0.0% 24 20.5%* 0.0% *p<.01 versus placebo; **p<.001 versus placebo SAKURA Secondary Efficacy Endpoint

2. Cervical Dystonia: Largest Muscle Movement Disorder

THE CONDITION



- Painful/debilitating twisting movements of neck and shoulders
- Large impact on quality of life

~$1B
Global Muscle Movement Disorder Market 2015

UNMET NEED

Currently Available Treatments and Therapies Include Oral Medications, Botulinum Toxin Injections, and Surgery

- Deeper, targeted botulinum toxin delivery is required
- Significant unmet need for longer duration

STATUS

Phase 2 Study Achieved Trifecta: Efficacy, Safety and Duration

- **Topline results announced May 2017**
- **U.S. 24 week, Open-label, Sequential Dose-escalating, Multicenter:** 37 patients
- ~10x dose of glabellar lines treatment

Endpoint

- Primary: Change from baseline in Toronto Western Spasmodic Torticollis Rating Scale (TWSTRS) -Total Score over time

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Phase 2 Cervical Dystonia – All Cohorts

EFFICACY

Primary Endpoint: Reduction in TWSTRS Score (week 4)



Score
50
45
40
35
30
25
20
15
10
5
0
44.3
27.4
38%
Clinically Significant Reduction of 38% Across All Subjects
Baseline
Week 4
21.1
14.0
34%
12.3
7.1
42%
10.8
6.4
41%
TWSTRS-Total
TWSTRS-Severity
TWSTRS-Disability
TWSTRS-Pain

Note: All Subjects with values at both Baseline and Week 4 (n=35).
Subjects with a missing value for either Baseline or Week 4 are excluded from the summary.
RT002 is an investigational product

SAFETY*

Most Frequent AEs (week 24)



Dysphagia[1]
14%
Erythema (Injection Site)
8%
Bruising (Injection Site)
5%
Pain (Injection Site)
5%
Muscle Tightness
5%
Muscle Weakness[2]
5%
Other Toxins to Treat CD: Dysphagia 13-35%

Safe and Well-Tolerated: No SAEs

[1] All cases of dysphagia were mild in severity
[2] Muscle weakness included a mild (cervical paraspinal) and a moderate (cervical extensor) case

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Phase 2 Cervical Dystonia: Subject Distribution by Dose Number of Subjects CD Phase 2 week 24 results, May 2017 Cohort 1 (n=12) Cohort 2 (n=12) Cohort 3 (n=13) LOW Dose Group 100U-240U n=21 HIGH Dose Group 300U-450U n=16 Cohort 1 Cohort 2 Cohort 3

Phase 2 Cervical Dystonia: Overall Response and Duration Duration of Response Overall Response Rate (Week 4; n=35) (In Maintaining ≥ 20% of Treatment Effect Achieved at Week 4*) Percent of Subjects Scores ≥1 Clinical Global Impression of Change (CGIC) Score ≥1 Patient Global Impression of Change (PGIC) Score ≥1 % Subjects Weeks Median Duration of Response of ≥ 24 Weeks Observed Across All Dose Groups 100-240U (n=20) 300-450U (n=16) All Subjects (n=36) *Of subjects with improvement at week 4. Withdrawals due to need to retreatment are considered as events.

Duration of Response in Cervical Dystonia: RT002 and Dysport

Phase 2 TRIAL: **RT002**

Mean Change from Baseline in TWSTRS Total Score



Week 24:
30% Symptom Improvement Remains
100-240U (n=21)
300-450U (n=16)
All Subjects (n-37)
By Dose
0
-5
-10
-15
-20
-25
-30
0
4
6
8
9
12
16
20
24
Weeks
24%
30%
38%

Phase 3 TRIAL: **DYSPORT**

Mean Change from Baseline in TWSTRS Total Score



Week 12:
Majority of Benefit Lost (11-13% Reduction)
Week 8:
Peak Benefit (32-35% Reduction)
Placebo
ASI 500U
ABO 500U
0
-5
-10
-15
-20
-25
-30
0
1
2
4
8
12
16
20
24
Weeks

*p<0.05; **p<0.005; ***p<0.0001 versus placebo

FIG. 2. Mean change from baseline in TWSTRS total scores for patients (intention-to-treat population) treated with abobotlinumtoxinA solution for injection (ASI) compared with abobotulinumtoxinA (ABO) and placebo in cycle 1.

*Poewe W. et al. Efficacy and safety of abobotulinumtoxinA liquid formulation in CD: a randomized controlled trial. Movement Disorders, 2016.

The Dysport trademark is used under license by Galderma Laboratories, L.P.

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3. Plantar Fasciitis: Highly Prevalent Foot/Heel Disorder

THE CONDITION


Plantar fasciitis
Plantar fascia
Achilles tendon
Calcaneus

- **1 in 10 People will develop Plantar Fasciitis in their lifetime**
- **2M+ patients in U.S. undergo treatment annually**

$250M+
US Plantar Fasciitis Market 2015

UNMET NEED

No Neurotoxin Currently Approved to Treat Plantar Fasciitis

- Current treatments: NSAIDs, shoe inserts, steroid injections, shock wave therapy, platelet rich plasma injections, and/or surgery
- Botulinum toxin may provide fast, sustained pain relief and support healing of the plantar fascia

STATUS

U.S. Phase 2 Trial Actively Enrolling

- Prospective, randomized, double-blind, multi-center, placebo-controlled trial measuring safety and efficacy of a single treatment

60 Patients – Entry Criteria

- 18 to 65 years of age
- Diagnosis of unilateral plantar faciitis
- Persistent heel pain for more than three months

Endpoints

- Primary: Reduction in Visual Analog Scale (VAS) for pain in the foot
- Secondary: Reduction in AOFAS Function Score

Results Expected in Q4 2017

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Specialty sales forces focused on Dermatologists and Plastic Surgeons SALES Targeted effort: brand development, conversion and expansion MARKETING Publication and physician outreach; medical education DEVELOPMENT Unlimited capacity for drug substance; stable product; commercial scale MANUFACTURING OPERATIONS Readying Our Commercial Infrastructure for Aesthetics Launch LEADERSHIP TEAM Expanding senior commercial team / capability

Proven Team with Deep Experience Assembling a Commercial Team of Industry Veterans DAN BROWNE Co-Founder, President & CEO >30 years pharmaceutical and medical technology experience Various leadership roles in product development, sales, and marketing ABHAY JOSHI, PH.D., M.B.A. COO >30 years global pharmaceutical and biotech experience in various leadership roles Extensive oversight of botulinum toxin development, strategy and operations LAUREN SILVERNAIL CFO and CBO >30 years finance and business development experience M&A and transactional experience in leadership roles ROMAN G. RUBIO, M.D. SVP, Clinical Development >15 years of drug development experience Early and late stage product development, medical affairs, and physician relations MUKUL AGARWAL VP, Business Development >15 years drug development and commercialization experience M&A, licensing, JV transaction expertise ERICA BAZERKANIAN Head, Strategic Marketing >20 years of experience in healthcare marketing Has led brand and new product development, strategic market planning, and product launches REVANCE EXPERTISE Launch and Commercialization Clinical Development/Regulatory Manufacturing

"Pipeline in a Product"
Significant Growth from Potential New Indications

= Our "Beachhead" Today

AESTHETICS

RT002 INJECTABLE

GLABELLAR LINES

- Lateral Canthal Lines
- Masseter (Face Shaping)
- Forehead Lines

RT001 TOPICAL

- Rosacea
- Above the Lip
- Neck / Décolletage

Daxibotulinum-toxinA

Longer Duration

Higher Response Rates

THERAPEUTICS

RT002 INJECTABLE

CERVICAL DYSTONIA

PLANTAR FASCIITIS

- Limb Spasticity
- Migraine
- Overactive Bladder
- Musculoskeletal Disorders
- TMJ/Teeth Grinding
- Neuropsychiatric Disorders

RT001 TOPICAL

- Hyperhidrosis
- Migraine
- Shingles & Inflammatory Diseases
- Neuropsychiatric Disorders

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Global Commercialization Right and Expansive IP Coverage COMMERCIALIZATION RIGHTS INTELLECTUAL PROPERTY 183 issued patents with 134 patents applications pending Core US composition and methods patents expire in 2027 and 2029 Potentially extendable for up to 5 years Acquired more than 70 patents/applications from BTRX TransMTS® Composition Indications Methods of Manufacture Composition of Matter DaxibotulinumtoxinA IP Estate* Wholly–owned, global commercialization rights - - - US EU Asia Latin America *As of Feb 7, 2017

Financial Guidance and Share Overview 1 Cash as of March 31, 2017 and guidance as referenced on May 9th, 2017 2 As of April 27, 2017 CASH AND INVESTMENTS1 $189M FY 2017 GAAP AND NON-GAAP OPEX GUIDANCE1 $108 - $119 GAAP $94 - $102 NON-GAAP (excluding D&A and stock-based compensation) FY 2017 CASH BURN GUIDANCE1 $102 to $112 OPTIONS AND WARRANTS2 3.4 FULLY DILUTED SHARES2 33.7 $ MILLIONS SHARES OUTSTANDING2 30.3

Key 2017 Milestones AESTHETICS Q1 Q2 Q3 Q4 Glabellar Lines Phase 3 Pivotal Results Q4 2017 THERAPEUTICS Cervical Dystonia Top-line 24-Week Phase 2 Results Completed Plantar Fasciitis Phase 2 Results Q4 2017

First New Neuromodulator Product in nearly 30 years, demonstrating PROMISING SAFETY, hIGH Response Rates & LONG Duration Preparing to Commercialize in ~$1B* Glabellar Line Market Addressing >$3B Markets in aesthetic & therapeutic applications Multiple near-term catalysts in 2017 Existing funding expected to last through 2018 - $189 million at 03/31/17 * Company estimate for FY 2015 based on Specialty Pharmaceuticals Monthly Handbook, UBS Global Research, January 2016 Summary

JEFFERIES 2017 GLOBAL HEALTHCARE CONFERENCE Dan Browne PRESIDENT AND CEO JUNE 2017